                                                              EXHIBIT 21

            SUBSIDIARIES AND AFFILIATES OF EMERSON ELECTRIC CO.

                             SEPTEMBER 30, 1995

                                                             Jurisdiction
                                                                 of
Legal Name                                                   Incorporation
----------                                                   -------------

Alco Controls S.A. de C.V.                                     Mexico
Applied Concepts, Inc.                                         Pennsylvania
Branson Ultrasonic S.A.                                        Switzerland
Buehler Ltd.                                                   Illinois
     Buehler Holdings                                          Delaware
     Buehler Europe Ltd.                                       U.K.
     Buehler UK Ltd.                                           U.K.
     Buehler-Met AG                                            Switzerland
     Buehler-Met Handelgesellschaff M.B.H.                     Austria
     Tech-Met Canada Ltd.                                      Canada
     Wirtz-Buehler Corporation                                 Delaware
     Wirtz-Buehler GmbH                                        Germany
Commercial Cam Co., Inc.                                       Delaware
Compania de Motores Domesticos S.A.de C.V.                     Mexico
Control Techniques Iberia S.A.                                 Spain
Controles Electromecanicos De Mexico                           Mexico
Con-Tek Valves, Inc.                                           Georgia
Copeland Electric Corporation                                  Delaware
Digital Appliance Controls, Inc.                               Delaware
     Digital Appliance Controls Manufacturing
                (Singapore) Pte Ltd.                           Singapore
            DACM SDN BHD                                       Malaysia
     Digital Appliance Controls (UK) Limited                   U.K.
EECO, Inc.                                                     Delaware
     Appleton Electric Company                                 Delaware
     Copeland Corporation                                      Delaware
            CDP International, Inc.                            Delaware
            Copeland Access +, Inc.                            Delaware
            Copeland de Mexico S.A. de C.V.                    Mexico
            Copeland International, Inc.                       Ohio
            Copeland Redevelopment Corporation                 Missouri
Emerson Electric (U.S.) Holding Corporation                    Delaware
            Asco GmbH                                          Germany
                 Asco GmbH & Co.                               Germany
            Automatic Switch Company                           Delaware
                 Asco Investment Corp.                         New Jersey
                      Angar Scientific Company,Inc.            New Jersey
                      Asco Controls A.G.                       Switzerland
                           Asco Controls B.V.                  Netherland
                               Asco Mideast B.V.               Netherlands
                               Asco GmbH                       Hungary
                               Asco/Joucomatic SP. Z.O.O.      Poland
                      Asco Electrical Products Co., Inc.       New Jersey
                      Ascomation Pty. Ltd.                     Australia
                           Ascomation (NZ) Limited             New Zealand
                      Asco Sweden AB                           Sweden
                 Asco (Japan) Company Ltd.                     Japan

                 Asco Services, Inc.                           New Jersey
                 Ascomatica S.A. de C.V.                       Mexico
                 Ascoval Industria E Commercio Ltda.           Brazil
                 Hanover Advertising Services, Inc.            New Jersey
                 Joucomatic Controls, Inc.                     N. Carolina
            Branson Ultrasonics Corporation                    Delaware
                 Branson Korea Co., Inc.                       Korea
                 Branson Ultrasonidos S.A.E.                   Spain
                 Branson Ultrasons S.A.                        France
                      Krautkramer France S.A.                  France
                 Chromalox GmbH                                Germany
                 Copeland GmbH                                 Germany
                      Compresreurs Mechaniques
                        Frigorifiques S.A.                     France
                      Copeland Benelux BV                      Netherland
                      Copeland Corporation Limited             U.K.
                      Copeland Italia S.a.R.l.                 Italy
                      Copeland Iberica CIB S.A.                Spain
                      Copeland Norden AB                       Sweden
                      Copeland Refrigeration Europe S.A.       Belgium
                      Copeland S.A.                            Belgium
                 Emerson Electric GmbH                         Germany
                      Emerson Electric GmbH & Co.              Germany
                 Emerson Electric Overseas Finance Corp.       Delaware
                      Emerson Electric de Colombia, LTDA       Colombia
                      Motores U.S. de Mexico, S.A.             Mexico
                           U.S.E.M. de Mexico S.A.deC.V.       Mexico
                 Emerson Technologies Verwaltungs-GmbH         Germany
                      Emerson Technologies GmbH & Co.          Germany
                           Branson Ultraschall                 Germany
                 Krautkramer GmbH                              Germany
                      Krautkramer GmbH & Co.                   Germany
                 Liebert GmbH                                  Germany
                      Liebert A.G.                             Switzerland
                 Ridge Tool GmbH                               Germany
                      Ridge Tool GmbH & Co.                    Germany
                 Fisher-Rosemount GmbH                         Germany
                      Fisher-Rosemount GmbH & Co.              Germany
                 Rosemount Inc.                                Minnesota
                      Fisher-Rosemount Middle East, Inc.       Delaware
                      Kay-Ray/Sensall, Inc.                    Delaware
                      Fisher-Rosemount Japan Co. Ltd.          Japan
                      P I Components Corp.                     Texas
                      Rosemount AB                             Sweden
                      Rosemount Analytical Inc.                Delaware
                      Fisher-Rosemount AS (Norway)             Norway
                      Rosemount China Inc.                     Minnesota
                      Fisher-Rosemount Espana, S.A.            Spain
                      Fisher-Rosemount Holding AG              Switzerland
                           Fisher-Rosemount Ges. M.B.H.        Austria
                           Fisher-Rosemount AG                 Switzerland
                                Rosemount Spo                  Czech
                           Fisher-Rosemount A/S                Denmark
                           Rosemount Poland Ltd.               Poland
                      Fisher-Rosemount Instruments Pty.
                        Ltd.                                   Australia
                           Emerson Electric Co. Pty Ltd.       Australia

                           Fisher-Rosemount Instruments Ltd.   New Zealand
                      Fisher-Rosemount Instruments
                        Taiwan, Ltd.                           Taiwan
                      Rosemount Korea, Ltd.                    Korea
                      Rosemount Mexicana S.A. de C.V.          Mexico
                      Rosemount Nuclear Instruments            Delaware
                      Rosemount S.A.R.L.                       France
                           Rosemount Portugal Instru-
                             mentos Lta.                       Portugal
                      Rosemount Shanghai Co. Limited           China
                      Tekmar Company                           Ohio
                      Valmet-Rosemount Inc. (50% owned)        Finland
                 PEPT Investment Corporation                   Delaware
                      S-B Power Tool Company (partnership
                        50% owned)                             Delaware
                           Inversiones 421-10, C.A.            Venezuela
                                Skil Venezolana S.R.L.         Venezuela
                           Skil Canada Inc.                    Canada
                           Skil de Mexico S.A. de C.V.         Mexico
                           Skil International Holding B.V.     Netherlands
                                Skil Europe B.V.               Netherlands
                                     Skil Benelux B.V.         Netherlands
                                Skil Trading B.V.              Netherlands
                                     Skil Elektrowerkzeuge
                                       Geschaftsfuhrung GMBH   Germany
                                       Skil Elektrowerkzeuge
                                         GmbH & Co., oHG       Germany
                                       Skil France S.A.        France
                                       Skil Sweden A.B.        Sweden
                             Skil(Western Hemisphere) Corp.    Illinois
                        Skil Europe Corporation                Delaware
                   Tauandromeda Beteiligungs GmbH              Germany
                   Xomox Corporation                           Ohio
                        Fisher-Rosemount do Brasil
                          Industria e Comerco Ltda.            Brazil
                        Flow Technology, Inc. (Taiwan)         Ohio
                        Flow Technology S.A. de C.V.           Mexico
                        Inversiones Xomox                      Venezuela
                        Naegelen S.A.                          France
                        Xomox A.G.                             Switzerland
                        Xomox Corporation de Venezuela,C.A.    Venezuela
                        Xomox Korea Ltd.                       Korea
                        Xomox S.A. de C.V.                     Mexico
                        Xomox South America S.A.               Uruguay
                        Xomox Uruguay S.A.                     Uruguay
                    Xomox International GmbH                   Germany
                        Fisher-Gulde GmbH                      Germany
                             Fisher-Guld  GmbH & Co.           Germany
                        Xomox International GmbH & Co.         Germany
              Emerson Power Transmission Corporation           Delaware
                   Emerson Chain, Inc.                         Delaware
                        Regina-Emerson Company (Partnership
                          50% owned)                           Wisconsin
                             UCC Corp.                         Wisconsin
                   Emerson Electronic Motion Controls, Inc.    Minnesota
              Liebert Corporation                              Ohio
                   Control Concepts Corporation                Delaware

                   Emersub XXV, Inc.                           Delaware
                        Computersite-Preparations, Inc.        Ohio
                   Liebert Corporation Australia Pty, Ltd.     Australia
                   Liebert Far East Pte. Ltd.                  Singapore
                        Liebert (Malaysia) Sdn.Bhd.            Malaysia
                   Liebert Hong Kong Ltd.                      Hong Kong
                   Tata Liebert Limited (50% owned)            India
                   Liebert International B.V.                  Netherlands
                   Liebert Limited                             U.K.
                   Liebert Tecnologia Ltda.                    Brazil
                   Emerson Computer Power B.V.                 Netherlands
              Micro Motion, Inc.                               Colorado
              Ridge Tool Company                               Ohio
                   Ridge Tool (Australia) Pty., Ltd.           Australia
                   Ridge Tool Manufacturing Company            Delaware
                   Ridgid Italia SRL                           Italy
                   Ridgid Werkzeuge AG                         Switzerland
              Therm-O-Disc, Incorporated                       Ohio
                   Componentes Avanzados de Mexico, S.A.
                     de C.V.                                   Mexico
                   Controles de Temperatura S.A. de C.V.       Mexico
E.G.P. Corporation                                             Delaware
Emerson Electric (Asia) Limited                                Hong Kong
     Branson Ultrasonics (Asia Pacific) Co. Ltd.               Hong Kong
     Emerson Electric (South Asia/Pacific) Pte. Ltd.           Singapore
Emerson Electric II, C.A.                                      Venezuela
     Emerson Electric, C.A.                                    Venezuela
Emerson Electric Foreign Sales Corporation                     Virgin Islands
Emerson Electric Ireland Ltd.                                  Bermuda
Emerson Electric Nederland B.V.                                Netherlands
     Branson Ultrasonics B.V.                                  Netherlands
     Brooks Instrument B.V.                                    Netherlands
     Capax Electrische Apparatenfabriek B.V.                   Netherlands
     Emerson Electric Slovakia Limited                         Slovakia
          Vuma a.s.                                            Czech Republic
     Emerson Electric, SpoL, s.r.o.                            Czech Republic
     Fusite, B.V.                                              Netherlands
     Fisher-Rosemount B.V.                                     Netherlands
     Skil AG                                                   Switzerland
Emerson Electric Puerto Rico, Inc.                             Delaware
     Emerson Puerto Rico, Inc.                                 Delaware
Emerson Electric (Taiwan) Company Limited                      Taiwan
Emerson Finance Co.                                            Delaware
     Emersub XIX, Inc.                                         Delaware
     Emerson Capital Funding, Inc.                             Delaware
Emerson Middle East, Inc.                                      Delaware
Emerson Sice S.p.A.                                            Italy
     C.E. Set S.r.l.                                           Italy
     Branson Ultrasuoni S.P.A.                                 Italy
     Fisher-Rosemount Italia S.R.L.                            Italy
     Xomox Italia S.R.L.                                       Italy
Emerson Pacific Pte. Ltd.                                      Singapore
Emersub XXXVI, Inc.                                            Delaware
     Control Techniques plc                                    U.K.
          Control Techniques (Holding) GmbH                    Germany
               Control Techniques GmbH                         Germany
               Dr Henschen GmbH                                Germany

               Reta Anlagenbau Gmbh                            Germany
               Reta Elektronic GmbH                            Germany
          Control Techniques (North) Limited                   U.K.
          Control Techniques (South) Limited                   U.K.
          Control Techniques (USA) Inc.                        U.S.A
          Control Techniques Asia-Pacific Pte Limited          Singapore
               Control Techniques (Thailand) Limited           Thailand
               Control Techniques Drives (Malaysia) Sdn Bhd    Malaysia
               Control Techniques East Asia Pte Limited
                 (50% owned)                                   Hong Kong
               Control Techniques Singapore Pte Limited        Singapore
               Pacific Asia Control Techniques
                 Manufacturing Pte Limited                     Singapore
               PT Kontroltek Indopratama                       Indonesia
     Control Techniques Australia Pty Ltd.                     Australia
     Control Techniques Bermuda Limited                        Bermuda
     Control Techniques Drives Limited                         U.K.
          Technodrives Limited                                 U.K.
     Control Techniques Drives Limited (Canada)                Canada
     Control Techniques Drives, Inc.                           U.S.A.
     Control Techniques Dynamics Limited                       U.K.
     Control Techniques Inc.                                   U.S.A.
     Control Techniques Italia srl                             Italy
     Control Techniques Precision Systems Limited              U.K.
          Control Techniques (Sussex) Ltd.                     U.K.
     Control Techniques Process Controls Limited               U.K.
     Control Techniques Process Systems Limited                U.K.
     Control Techniques SpA                                    Italy
     Electronic Control Systems, Inc.                          U.S.A.
     Evershed Powerotor Limited                                U.K.
     Fairmont Building and Investment Corp.                    U.S.A.
     Foray 600 Limited                                         U.K.
     Foray 606 Limited                                         U.K.
     K.T.K. (Newtown) Limited                                  U.K.
          Control Techniques Worldwide BV                      Netherlands
               ASI Control Techniques A/B                      Norway
               Control Technika Kft                            Hungary
               Control Techniques Automation BV                Netherlands
               Control Techniques BV                           Netherlands
               Control Techniques BV/SA                        Belgium
               Control Techniques Denmark A/S                  Denmark
               Control Techniques Endustriyel
                 Kontrol Sistemerli Sanayi ve Ticaret A.S.     Turkey
               Control Techniques India Pvt Limited            India
               Control Techniques Vietnam                      Vietnam
               Control Techniques VUES s.r.o.(Czech Repub.)    Czech Republic
               CTS Control Techniques Antrebsregelungen GmbH   Switzerland
          Moore Reed and Company Limited                       U.K.
Emersub XXXVIII, Inc. (Vacant)                                 Delaware
Emersub XL, Inc.                                               Delaware
Emersub XLI, Inc. (Vacant)                                     Delaware
Emersub XLIII, Inc.                                            Ohio
EMR Holdings, Inc.                                             Delaware
     Branson de Mexico, S.A. de C.V.                           Mexico
     Emerson de Mexico, S.A. de C.V.                           Mexico
     Emerson Electric (China) Holdings Ltd.                    China
          Shanghai Branson Co. Ltd.                            China
          Hangzhou Ridge Co. Ltd.                              China
          Emerson Electric (Shenzhen) Co. Ltd.                 China
          Emerson Machinery Equipment (Shenzhen)Co. Ltd.       China
          Emerson White-Rodgers Electric (Xiamen) Co. Ltd.     China
          Emerson Trading Co. Ltd.                             China
     Emerson Electric (M) SDN BHD                              Malaysia
     Emerson Electric (Thailand) Limited                       Thailand
     Emerson Electric do Brasil Ltda.                          Brazil
     Emerson Electric Canada Ltd.                              Canada
          Appleton Electric Limited                            Canada
          Ascolectric Limited                                  Canada
          Fisher Controls Inc. (Controles Fisher Inc.)         Canada
          Rosemount Instruments Ltd.                           Canada
          Sweco Canada, Inc.                                   Canada
          Therm-O-Disc (Canada) Limited                        Canada
          Xomox Canada Ltd.                                    Canada
     Emerson Electric Hungary Ltd.                             Hungary
     Emerson Electric Iberica S.A.                             Spain
     Emerson Electric Korea Ltd.                               Korea
     Emerson Electric Mauritius                                Mauritius
          Emerson Electric Company (India) Private Limited     India
     Emerson Holding Company Limited                           U.K.
          Emerson Electric (U.K.) Limited                      U.K.
               Hocking Holdings Ltd. (50% owned)               U.K.
                    Hocking NDT Limited                        U.K.
  Fisher-Rosemount Limited                                     U.K.
               Xomox U.K. Limited                              U.K.
          Switched Reluctance Drives Ltd. (SRDL)               U.K.
               Reluctance Motors Ltd.                          U.K.
     Emerson Europe S.A.                                       France
          Crouzet Appliance Controls S.A.                      France
               Crouzet Appliance Controls SpA                  Italy
          Francel S.A.                                         France
          Joucomatic Controls Ltd.                             New Zealand
          Joucomatic Controls Pty. Limited                     Australia
          Joucomatic S.A.                                      France
               Fluidocontrol S.A.                              Spain
               Joucomatic Controls Ltd.                        U.K.
               Joucomatic GmbH Steuergeraete                   Germany
               Joucomatic S.p.A.                               Italy
               Joucomatic N.V.                                 Belgium
               Sotrac S.r.l.                                   Italy
          Omet S.A.                                            France
          Ridgid France S.A.                                   France
          Leroy-Somer S.A.                                     France
               Bertrand-Polico S.A.                            France
               Constructions Electriques
                    de Beaucourt S.A.                          France
               Electronique du Sud-Ouest S.A.                  France
                    Andre Cocard S.A.R.L.                      France
                    Atelier de Bobinage de
                      Moteurs Electriques S.a.r.L              France
                    Ets. Belzon & Richardot S.A.R.L.           France
                    Construction Electriques
                      du Nord S.A.                             France
                    Lorraine Services Electrique
                      Electronique Electromecanique
                      S.A.R.L. (LS 3E)                         France

                    M.I.S. Poitouraine S.A.R.L.                France
                    M.I.S. Kerebel Provence S.A.R.L.           France
                    Marcel Oury S.a.r.L.                       France
                    Mezierres S.A.                             France
                    Establissements J. Michel S.A.             France
                    Maintenance Industrie
                      Service S.a.r.L.                         France
                    Maintenance Industrie
                      Services Rennes S.a.r.L.                 France
                    Maintenance Industrie
                      Services Rhone-Alpes S.A.R.L.            France
                    Maintenance Industrie
                      Services Toulouse S.a.r.L.               France
                    M.L.S. Holice Spol. S.r.o.                 Czech Republic
                    Navarre Services S.A.R.L.                  France
                    Ouest Electro Service S.A.R.L.             France
                    Poteau Moderne du Sud-Ouest S.A.           France
                    Radiel Bobinage S.A.R.L.                   France
                    Societe Nouvelle Paillet
                      Services S.A.R.L.                        France
                    Societe Nouvelle Silvain S.A.R.L.          France
                    Societe DeReparation Electro-
                      Mecanique S.A.R.L.                       France
                    M.I.S. Societe Peaucelle
                      D'Installations et
                      Reparations Electriques S.A.R.L.         France
                    Viet Services S.A.R.L.                     France
               Etablissements Sevenier S.A.                    France
               Etablissements Trepeau S.A.                     France
               Girard Transmissions S.A.                       France
               IMI Kft                                         Hungary
               La Francaise de Manutention S.A.                France
               Leroy-Somer AB                                  Sweden
               Leroy-Somer N.V.                                Belgium
               Leroy-Somer Denmark A/S                         Denmark
               Leroy-Somer Elektroantriebe GmbH                Austria
               Leroy-Somer Elektromotoren GmbH                 Germany
               Leroy-Somer Finland OY                          Finland
               Leroy-Somer Iberica S.A.                        Spain
               Leroy-Somer Italiana S.p.A.                     Italy
               Leroy-Somer Ltd.                                U.K.
               Leroy-Somer Maroc S.A. (50% owned)              Morocco
               Leroy-Somer Motores E Sistemas
                    Electromecanicos Ltda.                     Portugal
               Leroy-Somer Nederland BV                        Netherlands
               Leroy-Somer Norge A/S                           Norway
               Leroy-Somer (Pty) Ltd.                          Australia
               Leroy-Somer (SEA) Pte. Ltd.                     Singapore
               Leroy-Somer Suisse S.A.                         Switzerland
               MLS Industries Inc.                             Delaware
                    Yorba Linda International Inc.             Delaware
               Maintenance Industrielle de Vierzon S.A.        France
               MOTADOUR S.A.                                   France
               Moteurs Leroy-Somer S.A.                        France
               Moteurs Patay S.A.                              France
               Societe Anonyme de Mecanique
                 et D'outillage du Vivarais  S.A.              France

               Societe Confolentaise de Metalurgie S.A.        France
               Societe de Mecanique et D'Electrom-
                 thermie des Pays de L'Adour S.A.              France
               Societe Commerciale des Ateliers de
               Constructions Electriques D'Orleans S.A.        France
               Societe de Reparation de Moteurs (SOREM)        France
     Fisher-Rosemount Hungary Ltd.                             Hungary
     Fisher-Rosemount Manufacture Ltd.                         Hungary
     (Rotores S.A. de C.V.                                     Mexico
Etirex S.A.                                                    France
F.G. Wilson (Engineering) Limited                              U.K.
     Everton Engineering (N.I.) Limited                        U.K.
     F.G. Wilson Australia PTY Limited                         Australia
     F.G. Wilson Engineering (Dublin) Limited                  U.K.
     F.G. Wilson (Engineering) HK Limited                      Hong Kong
     F.G. Wilson Engineering Vertriebs-GmbH                    Germany
     F.G. Wilson Espana S.L.                                   Spain
     F.G. Wilson Inc.                                          Delaware
     F.G. Wilson (Proprietary) Limited                         S. Africa
     F.G. Wilson S.A.                                          France
     F.G. Wilson Singapore Pte Limited                         Singapore
     Genrent Limited                                           U.K.
Fisher Controls International, Inc.                            Delaware
     Exac Corporation                                          California
     Fisher Controles Industria E Commecio Ltda.               Brazil
     Fisher-Rosemount Do Brasil Ltda.                          Brazil
     Fisher-Rosemount Asia Pacific Ltd.                        Delaware
     Fisher Controls De Mexico, S.A. de C.V.                   Mexico
     Fisher Controls Hong Kong Limited                         Hong Kong
          Tianjin Fisher Valve Co. Ltd.                        China
     Fisher-Rosemount PTE. Ltd.                                Singapore
     Fisher Controls PTY. Limited                              Australia
     Fisher Service Company                                    Delaware
     Fisher-Rosemount Systems, Inc.                            Delaware
     Fisher-Rosemount de Venezuela  S.A.                       Venezuela
     H.D. Baumann Inc.                                         Delaware
     Nippon Fisher Company Ltd.                                Japan
          Fisco Ltd.(Fisco Kabushiki Kaisha)                   Japan
Fisher Controls, S.A.                                          France
Fusite Holding Corporation                                     Ohio
     Emerson Japan, Ltd.                                       Japan
          Brooks Instruments K.K.                              Japan
Innoven III Corporation                                        Delaware
Intellution, Inc.                                              Massachusetts
     Intellution Foreign Sales Corporation (IFSC)              Virgin Islands
     Intellution GmbH                                          Germany
     Intellution International (I), Inc.                       Massachusetts
     Intellution K.K. (Japan) Incorporated                     Japan
     Intellution SARL                                          France
     Intellution U.K. Corporation                              Massachusetts
          Intellution Limited                                  U.K.
Krautkramer Branson Incorporated                               Connecticut
     Stresstel Corporation                                     California
Louisville Ladder Corp.                                        Missouri
McGill Manufacturing Company                                   Indiana
     McGill International Inc.                                 Taiwan
Metaloy, Inc.                                                  Massachusetts
Motores Hermeticos del Sur, S.A. de C.V.                       Mexico

Ridge Tool Europe NV                                           Belgium
     Ridgid Scandinavia A/S                                    Denmark
Ridge Tool Europe S.A.                                         Belgium
Ridgid Ferramentas E. Maquinas, Ltda.                          Brazil
Fisher-Rosemount N.V./S.A.                                     Belgium
Samsung-Emerson Electric Co. Ltd. (SEECO)                      Korea
SWECO Europe, S.A.                                             Belgium
Termocontroles de Juarez S.A. de C.V.                          Mexico
Transmisiones de Potencia Emerson S.A. de C.V.                 Mexico
Vermont American Corporation (50% owned)                       Delaware
     Clairson Enterprises, Inc.                                Delaware
          Clairson International Corp.                         Florida
               Clairson, Inc.                                  Delaware
               Clairson de Mexico                              Mexico
     Credo Tool Company                                        Delaware
          Carbide Blast Joints, Inc.                           Texas
          DML Industrial Products, Inc.                        N. Carolina
          Vermont American Corporation, Fountain Inn           Delaware
          Primark DML, Inc.                                    N. Carolina
          VAC Data Management, Inc.                            Delaware
          VAC Services LP
     Gilmour Enterprises, Inc.                                 Delaware
          Gilmour Manufacturing Company                        Pennsylvania
               Gilmour, Inc.                                   Delaware
     Vermont American (Australia) Ltd.                         Nevada
     Vermont American Canada Inc.                              Canada
     VA Export, Ltd.                                           Virgin Islands
     VA Holding                                                Delaware
     Vermont Westa Werkzeugbau GmbH                            Germany
Western Forge Corporation                                      Delaware
Wiegand S.A. de C.V.                                           Mexico